UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2005

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

(610) 341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant.

Radnor Holdings Corporation (the “Company”) filed a Form 8-K on October 19, 2005 (the “Form 8-K”) to announce that, with the approval of the Company’s Audit Committee, the Company dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective upon filing by the Company of a Form 10-Q/A for the quarter ended July 1, 2005. This Amendment to the Form 8-K is filed solely to provide a copy of the letter from KPMG to the Securities and Exchange Commission, dated October 19, 2005. A copy of this letter is filed herewith as Exhibit 16.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated October 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated:	October 20, 2005

By: /s/ Michael T. Kennedy

        Michael T. Kennedy

        President and Chief Executive Officer